Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports First Quarter Adjusted EPS Grew 41.2%

Revises 2015 Adjusted EPS Guidance Growth to 12-14%

COLUMBUS, Ga., Apr. 28, 2015 — TSYS (NYSE: TSS) today reported results for the first quarter.

“Through diligent planning and execution, along with the extraordinary efforts of many to complete the largest credit card portfolio conversion in the history of payments, we delivered exceptional results for the first quarter,” said M. Troy Woods, chairman, president and chief executive officer of TSYS.

Highlights for the first quarter of 2015 include:

•	Adjusted earnings per share (EPS) from continuing operations were $0.54, an increase of 41.2%. On a GAAP basis, basic EPS from continuing operations were $0.42, an increase of 60.4%.

•	Income from continuing operations attributable to TSYS’ shareholders was $77.8 million, an increase of 57.7%.

•	Adjusted EBITDA was $193.5 million, an increase of 29.3%.

•	Total revenues for the quarter were $662.2 million, an increase of 11.7%. Revenues before reimbursable items were $595.8 million, an increase of 11.8%.

•	Adjusted operating margin was 25.9%. GAAP operating margin was 18.5%.

“During the quarter, we repurchased 1.45 million shares of our stock, and including dividends, we returned 73% of available free cash flow to our shareholders. As a result of the great start to the year, we are revising our adjusted EPS guidance to grow between 12-14% from the previous range of 11-13%,” said Woods.

	2015 Revised Financial Outlook
	Range
	(in millions, except per share amounts)			Percent Change
Total revenues	$2,620	to	$2,660	7%	to	9%
Revenues before reimbursable items	$2,370	to	$2,410	8%	to	10%
Adjusted EPS attributable to TSYS common shareholders from continuing operations*	$2.19	to	$2.23	12%	to	14%
* Average Basic Weighted Shares	185

1

TSYS Reports First Quarter Adjusted EPS Grew 41.2%

In other business, M. Troy Woods has assumed the position of chairman, to succeed Philip W. Tomlinson, who will continue to serve as a director.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, April 28. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 8 to 11 of this release.

About TSYS

At TSYS® (NYSE: TSS), we believe payments should revolve around people, not the other way around. We call this belief People-Centered Payments®. By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend®, A TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Ga., U.S.A., with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS is a member of The Civic 50 and has been named one of the 2015 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website. For more, please visit us at www.tsys.com.

2

TSYS Reports First Quarter Adjusted EPS Grew 41.2%

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ revised earnings guidance for 2015 total revenues, revenues before reimbursable items and adjusted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

— more —

3

TSYS Announces First Quarter 2015 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014	Percent Change
Total revenues	$662,156	592,848	11.7%

Cost of services	449,705	422,883	6.3
Selling, general and administrative expenses	89,955	89,268	0.8

Total expenses	539,660	512,151	5.4

Operating income	122,496	80,697	51.8

Nonoperating expenses	(9,209)	(9,813)	6.2

Income before income taxes, noncontrolling interests and equity in income of equity investments	113,287	70,884	59.8
Income taxes	39,782	24,335	63.5

Income before noncontrolling interests and equity in income of equity investments	73,505	46,549	57.9
Equity in income of equity investments, net of tax	5,394	4,096	31.7

Income from continuing operations, net of tax	78,899	50,645	55.8
Gain (Loss) from discontinued operations, net of tax	—	980	nm

Net income	78,899	51,625	52.8
Net income attributable to noncontrolling interests	(1,144)	(2,322)	50.7

Net income attributable to TSYS common shareholders	$77,755	49,303	57.7%

Basic earnings per share(EPS):
Income from continuing operations to TSYS common shareholders*	$0.42	0.26	60.4%
Gain (Loss) from discontinued operations to TSYS common shareholders*	—	(0.00)	nm

Basic EPS	$0.42	0.26	60.5%

Diluted EPS:
Income from continuing operations to TSYS common shareholders*	$0.42	0.26	61.8%
Gain (Loss) from discontinued operations to TSYS common shareholders*	—	(0.00)	nm

Diluted EPS	$0.42	0.26	61.8%

Weighted average shares outstanding:
Basic	184,481	187,752

Diluted	185,563	190,384

Dividends declared per share	$0.10	0.10

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$77,755	49,321	57.7%
Gain (Loss) from discontinued operations, net of tax	—	(18)	nm

Net income	$77,755	49,303	57.7%

Non-GAAP measures:
Adjusted EPS from continuing operations	$0.54	0.38	41.2%

Adjusted EBITDA	$193,454	149,596	29.3%

nm = not meaningful

*	EPS amounts may not total due to rounding.

- more -

TSYS Announces First Quarter 2015 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Change
	2015	2014	$	%
Revenues before reimbursable items:
North America Services	$266,219	224,368	41,851	18.7%
International Services	73,730	76,773	(3,043)	(4.0)
Merchant Services	110,398	104,625	5,773	5.5
NetSpend	155,074	132,640	22,434	16.9
Intersegment revenues	(9,637)	(5,656)	(3,981)	(70.4)

Revenues before reimbursable items from external customers	$595,784	532,750	63,034	11.8%

Total revenues:
North America Services	$309,233	262,178	47,055	17.9%
International Services	79,802	82,378	(2,576)	(3.1)
Merchant Services	129,104	122,690	6,414	5.2
NetSpend	155,074	132,640	22,434	16.9
Intersegment revenues	(11,057)	(7,038)	(4,019)	(57.1)

Revenues from external customers	$662,156	592,848	69,308	11.7%

Depreciation and amortization:
North America Services	$23,064	20,276	2,788	13.8%
International Services	8,778	9,805	(1,027)	(10.5)
Merchant Services	4,277	3,400	877	25.8
NetSpend	2,293	1,735	558	32.2

Segment depreciation and amortization	38,412	35,216	3,196	9.1
Acquisition intangible amortization	23,867	24,313	(446)	(1.8)
Corporate admin and other	536	506	30	5.9

Total depreciation and amortization	$62,815	60,035	2,780	4.6%

Adjusted segment operating income:
North America Services	$102,570	74,578	27,992	37.5%
International Services	6,983	4,555	2,428	53.3
Merchant Services	34,115	30,168	3,947	13.1
NetSpend	35,467	28,717	6,750	23.5

Total adjusted segment operating income	179,135	138,018	41,117	29.8
Acquisition intangible amortization	(23,867)	(24,313)	446	1.8
NetSpend M&A operating expenses	—	(1,253)	1,253	nm
Share-based compensation	(8,143)	(7,611)	(532)	(7.0)
Corporate admin and other	(24,629)	(24,144)	(485)	(2.0)

Operating income	$122,496	80,697	41,799	51.8%

Other:
Reimbursable items:
North America Services	$43,014	37,810	5,204	13.8%
International Services	6,072	5,605	467	8.3
Merchant Services	18,706	18,065	641	3.5
NetSpend	—	—	—	na
Intersegment revenues	(1,420)	(1,382)	(38)	(2.7)

Reimbursable items	$66,372	60,098	6,274	10.4%

-more-

TSYS Announces First Quarter 2015 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	Mar 31, 2015	Dec 31, 2014
Assets
Current assets:
Cash and cash equivalents	$328,112	289,183
Accounts receivable, net	315,524	283,203
Other current assets	117,004	118,167

Total current assets	760,640	690,553
Goodwill	1,546,185	1,547,397
Other intangible assets, net	385,161	404,107
Property, equipment and software, net	650,795	656,733
Other long term assets	434,657	434,791

Total assets	$3,777,438	3,733,581

Liabilities
Current liabilities:
Accounts payable	$58,473	48,793
Bonds, notes and capital leases	45,526	50,911
Other current liabilities	240,494	196,809

Total current liabilities	344,493	296,513
Bonds, notes and capital leases, excluding current portion	1,396,044	1,405,106
Other long-term liabilities	299,480	309,826

Total liabilities	2,040,017	2,011,445

Redeemable noncontrolling interest	23,397	22,492

Equity
Shareholders’ equity	1,707,677	1,692,762

Noncontrolling interests in consolidated subsidiaries	6,347	6,882

Total equity	1,714,024	1,699,644

Total liabilities and equity	$3,777,438	3,733,581

TSYS Selected Cash Flow Highlights (unaudited) (in thousands)
	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net income	$78,899	51,625
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(5,394)	(4,096)
Depreciation and amortization	62,815	61,432
Other non cash adjustments	16,836	20,350
Changes in operating assets and liabilities:	5,336	19,395

Net cash provided by operating activities	158,492	148,706
Net cash used in investing activities	(41,714)	(48,064)
Net cash used in financing activities	(73,756)	(72,474)
Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	(4,093)	1,015

Net increase in cash and cash equivalents	38,929	29,183
Cash and cash equivalents at beginning of period	289,183	278,230

Cash and cash equivalents at end of period	328,112	307,413
Less cash and cash equivalents of discontinued operations at end of period	—	33,252

Cash and cash equivalents of continuing operations at end of period	$328,112	274,161

Free cash flow	$114,938	101,464

- more -

TSYS Announces First Quarter 2015 Earnings

TSYS

Supplemental Information

(unaudited)

Other:

Supplemental Information:

	Total Accounts on File
(in millions)	March 2015	March 2014	% Change
Consumer Credit	364.5	234.8	55.3
Retail	28.3	27.5	2.6

Total Consumer	392.8	262.3	49.8
Commercial	42.3	40.4	4.8
Other	22.7	19.7	15.2

Subtotal	457.8	322.4	42.0
Prepaid/Stored Value	126.6	120.0	5.5
Government Services	74.5	63.0	18.3
Commercial Card Single Use	64.8	50.8	27.5

Total AOF	723.7	556.2	30.1

Growth in Accounts on File (in millions):

	March 2014 to March 2015	March 2013 to March 2014
Beginning balance	556.2	478.5
Change in accounts on file due to:
Internal growth of existing clients	39.8	38.6
New clients	172.5	64.6
Purges/Sales	(44.2)	(24.7)
Deconversions	(0.6)	(0.8)

Ending balance	723.7	556.2

	Three Months Ended March 31,
			Change
	2015	2014	Inc(Dec)%
North America Segment:
Accounts on file (AOF) (in millions)	653.2	495.5	157.7	31.8%
Transactions (in millions)	3,310.7	2,327.6	983.1	42.2%

International Segment:
AOF (in millions)	70.5	60.7	9.8	16.1%
Transactions (in millions)	572.0	517.9	54.1	10.5%

Merchant Segment:
Point-of-sale transactions (in millions)	984.6	982.2	2.4	0.2%
Dollar sales volume (in millions)	$11,301.6	$10,779.7	$521.9	4.8%

NetSpend Segment:
Gross dollar volume (in millions)	$7,660.7	$6,567.2	$1,093.5	16.7%

Direct deposit 90-day active cards (in thousands)	2,403.5	2,070.3	333.2	16.1%
90-day active cards (in thousands)	4,193.0	3,654.9	538.1	14.7%
% of 90-day active cards with direct deposit	57.3%	56.6%

-more-

TSYS Announces First Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents first quarter 2015 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 13.0% as compared to a reported GAAP increase of 11.7%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted EPS.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

The schedule also provides a reconciliation of net income, adjusted for income from discontinued operations, equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

- more -

TSYS Announces First Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Percent
	2015	2014	Change
Consolidated
Constant currency (1)	$669,863	592,848	13.0%
Foreign currency (2)	(7,707)	—

Total revenues	$662,156	592,848	11.7%

Constant currency (1)	$602,902	532,750	13.2%
Foreign currency (2)	(7,118)	—

Total revenues before reimbursable items	$595,784	532,750	11.8%

Constant currency (1)	$122,337	80,697	51.6%
Foreign currency (2)	159	—

Operating income	$122,496	80,697	51.8%

International Services
Constant currency (1)	$87,381	82,378	6.1%
Foreign currency (2)	(7,579)	—

Total revenues	$79,802	82,378	(3.1)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Percent
	2015	2014	Change
Total revenues	$662,156	592,848	11.7%
Reimbursable items	66,372	60,098	10.4

Revenues before reimbursable items	$595,784	532,750	11.8%

Reconciliation of Cash Provided by Operating Activities to Available Free Cash Flow

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2015	2014
Net cash provided by operating activities	$158,492	148,706
Capital expenditures	(43,554)	(47,242)

Free cash flow	114,938	101,464
Principal payments on debt and capital leases	(15,085)	(22,277)

Available free cash flow	$99,853	79,187

- more -

TSYS Announces First Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
			Percent
	2015	2014	Change
Income from continuing operations attributable to TSYS common shareholders	$77,755	49,321	57.7%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	15,761	15,813	(0.3)
Add: Share-based compensation, net of taxes	5,441	5,017	8.4
Add: NetSpend M&A expenses, net of taxes*	—	1,204	nm

Adjusted earnings	$98,957	71,355	38.7%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.42	0.26	60.4%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.09	0.08	1.4
Add: Share-based compensation, net of taxes	0.03	0.03	10.5
Add: NetSpend M&A expenses, net of taxes*	—	0.01	nm

Adjusted EPS **	$0.54	0.38	41.2%

Average common shares and participating securities	184,481	187,752

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Percent
	2015	2014	Change
Net income	$78,899	51,625	52.8%
Adjust for:
Deduct: Loss (Income) from discontinued operations	—	(980)	nm
Deduct: Equity in income of equity investments	(5,394)	(4,096)	(31.7)
Add: Income taxes	39,782	24,335	63.5
Add: Nonoperating expense	9,209	9,813	(6.2)
Add: Depreciation and amortization	62,815	60,035	4.6

EBITDA	$185,311	140,732	31.7%
Adjust for:
Add: Share-based compensation	8,143	7,611	7.0
Add: NetSpend M&A operating expenses	—	1,253	nm

Adjusted EBITDA	$193,454	149,596	29.3%

nm = not meaningful

- more -

TSYS Announces First Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Segment Operating Margin and Consolidated Adjusted Operating Margin

(unaudited)

(in thousands)

	Three Months Ended March 31, 2015			Three Months Ended March 31, 2014
	Adjusted Segment	Revenues before	Adjusted	Adjusted Segment	Revenues before	Adjusted
	Operating Income	Reimbursable Items	Operating Margin	Operating Income	Reimbursable Items	Operating Margin
North America Services	$102,570	266,219	38.53%	$74,578	224,368	33.24%
International Services	6,983	73,730	9.47	4,555	76,773	5.93
Merchant Services	34,115	110,398	30.90	30,168	104,625	28.83
NetSpend	35,467	155,074	22.87	28,717	132,640	21.65
Intersegment	—	(9,637)		—	(5,656)
Corporate admin and other	(24,629)	—		(24,144)	—

Adjusted operating margin	$154,506	595,784	25.93%	$113,874	532,750	21.37%
Acquisition intangible amortization	(23,867)			(24,313)
NetSpend M&A operating expenses	—			(1,253)
Share-based compensation	(8,143)			(7,611)

Operating income and margin*	$122,496	595,784	20.56%	$80,697	532,750	15.15%
Reimbursable items		66,372			60,098

Operating margin (US GAAP)	$122,496	662,156	18.50%	$80,697	592,848	13.61%

*	Operating margin on revenue before reimbursable items

- ### -